AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 2002

                                                   File No. 811-21045

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
Pre-Effective Amendment No. ___                                              / /
Post-Effective Amendment No. ___                                             / /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
Amendment No. ___                                                            / /

                        (Check appropriate box or boxes)

                                  BELSTAR TRUST
               (Exact name of Registrant as specified in charter)

                           375 Park Avenue, Suite 3607
                            New York, New York 10152
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 813-9700

                                 Robert J. Adler
                              Voyager Advisors, LLC
                           375 Park Avenue, Suite 3607
                            New York, New York 10152
                     (Name and address of agent for service)


Please send copies of all communications to:

      Keith T. Robinson                              Robert J. Adler
      Dechert                                        Voyager Advisors, LLC
      1775 Eye Street, N.W.                          375 Park Avenue, Suite 3607
      Washington, D.C.  20006-2401                   New York, New York 10152

Approximate Date of Proposed Public Offering: The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

                                       THE
                                     BELSTAR
                                      FUNDS

                                   PROSPECTUS
                                 May ____, 2002

                                [GRAPHIC OMITTED]

This prospectus contains important information about investing in the Belstar Funds. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, and is affected by market fluctuations -- there is no guarantee that the funds will achieve their objectives.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                          WHAT'S
                                                                          INSIDE

[GRAPHIC OMITTED]       OBJECTIVE AND           These pages contain a
                        PRINCIPAL               description of each of our funds
                        INVESTMENT              included in this prospectus,
                        STRATEGY                including its objective and
                                                investment strategy.


                                                You'll also find:



[GRAPHIC OMITTED]       PRINCIPAL RISKS         These pages describe the
                                                principal risks associated with
                                                an investment in a fund.

[GRAPHIC OMITTED]       HOW THE                 How the fund has performed. A
                        FUND HAS                chart that shows the fund's
                        PERFORMED               financial performance for the
                                                past ten years (or since
                                                inception, if shorter).

[GRAPHIC OMITTED]       WHAT                    What you pay to invest. A list
                        YOU PAY                 of the fees and expenses you pay
                        TO INVEST               -- both directly and indirectly
                                                -- when you invest in a fund.

Small Cap Value Fund

High Yield Fund

Meet the portfolio managers

Your guide to buying, redeeming and
exchanging shares of Belstar funds

Mutual fund earnings and your taxes

Financial highlights

Where to go for more information

BELSTAR
SMALL CAP VALUE
FUND

OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its assets in smaller, lesser-known U.S. companies, primarily in those that the portfolio manager believes are undervalued. For this fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The median market capitalization of the Russell 2000 Index as of December 31, 2001 was $410.3 million. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Index as measured on a quarterly basis, although this may vary from time to time.

Voyager Advisors, LLC's (the "Adviser" or "Voyager") internally designed investment approach uses a sophisticated valuation process that measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its current stock price. Each candidate is examined individually for the reliability of future prospects, current events, and the liquidity effect the company will have on the overall portfolio.

The goal is to own those investments offering both attractive fundamental valuation and potential improvement in profitability. Typically, two types of companies are purchased: (i) small, mature companies that have had problems in the past and offer the potential to return to profitability completely unnoticed; and (ii) small, new companies with unique products and exciting innovations that are demonstrating accelerating growth rates but remain reasonably valued.

The Adviser may temporarily invest up to 100% of the fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

PRINCIPAL RISKS

All mutual funds involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

The fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

While potentially offering greater opportunities for capital growth than larger, more established companies, the securities of smaller companies may be more volatile, especially during periods of economic uncertainty. These companies may have limited financial resources and available markets, face uncertain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, the securities of smaller companies, and thus the fund's shares, may fluctuate more in value than the securities of larger companies and funds that invest in them.

The fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the fund's investments. Also, the fund's investments, and particularly any investments in fixed income securities, may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

Because industries, companies or countries experiencing economic growth can change, the fund's performance could suffer if the Adviser is slow to respond to such changes. From time to time, the stock market may not favor the type of securities in which the fund typically invests. Rather, the market could favor other types of securities, or it may not favor equities at all.

The fund trades securities actively. This may generate taxable capital gains, and generally increases trading costs, which can lower performance.

Please see the Statement of Additional Information ("SAI") for more detailed information about the fund, its investment strategies, and its risks.

HOW THE FUND HAS PERFORMED

Because the fund has no investment track record, it has no performance information to compare against other mutual funds or a broad measure of securities market performance, such as an index. However, the portfolio manager's track record in managing accounts with investment objectives and strategies similar to those of the fund is discussed under "Meet the Portfolio Managers" on page ____.

WHAT YOU PAY TO INVEST            [GRAPHIC OMITTED]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or redeem shares, and operating expenses paid each year by the fund.

Fees you pay directly

                                                               Class A
                                                               -------

Maximum sales charge on your
investment (as a % of offering price)                             4.75%(1)

Maximum deferred sales charge
(as a % of purchase or sale price,
whichever is less)                                                none(2)

Operating expenses paid each year by the fund
(as a % of average net assets)

                                                               Class A
                                                               -------

Management fee(3)                                                 0.75%

Distribution and service (12b-1) fees                             0.35%

Other expenses(3)                                                 1.00%

Total fund operating expenses(3)                                  2.10%

----------

(1) Reduced for purchases of $100,000 and above. See "Your Guide to Buying, Redeeming and Exchanging Shares of Belstar Funds."

(2) Except for purchases of $1 million or more, when you redeem any of the shares within 18 months of when you bought them. Please see page ____ for details.

(3) Based on estimates for the current fiscal year. The Adviser and administrator have agreed to waive or reimburse fees and expenses, which is not reflected in the table. After waivers and reimbursements, other expenses would be 0.40%, and total fund operating expenses would be 1.50%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                                                     Year 1            Year 3
                                                     ------            ------

Class A                                     $        ______            ______

BELSTAR
HIGH YIELD
FUND

OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

The fund seeks high current income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its assets in high-yield bonds rated below investment grade ("junk bonds"). Most of the debt securities the fund invests in are lower-rated and considered speculative, and may include bonds in the lowest rating categories and unrated bonds. The fund's average weighted maturity may vary, and will generally be ten years or less.

The fund may also invest in preferred stock, convertible securities, zero coupon obligations, payment in-kind bonds and variable rate securities.

The Adviser may temporarily invest up to 100% of the fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

PRINCIPAL RISKS

All mutual funds involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

The fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

This fund's performance is significantly affected by changes in interest rates or adverse market or economic developments. When interest rates increase, the value of the fund's debt securities, particularly those with longer durations, generally will go down. The values of the fund's high-yield securities are particularly sensitive to changes in interest rates.

There is also a risk that a company issuing the securities in which the fund invests may not be able to meet its financial obligations. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the fund's shares.

The fund may invest in lower rated debt obligations. To a greater extent than more highly rated securities, high-yield securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. High-yield securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, high-yield securities may be less liquid than higher quality investments. Reduced liquidity may prevent the fund from selling a security at the time and price that would be most beneficial to the fund.

This fund's performance will also be affected if the portfolio manager makes an inaccurate assessment of economic conditions and investment opportunities, and chooses a company that, for example, declares bankruptcy and is no longer able to make interest or principal payments.

The fund may invest in securities issued by foreign companies, which may pose risks in addition to, or to a greater degree than, the risks described above. Foreign investments can also be affected by the following, among other potential considerations:

o     adverse political, social or economic developments in foreign countries;

o     unfavorable currency exchange rates and exchange rate fluctuations;

o     a lack of liquidity in foreign markets;

o     inadequate or unreliable information about foreign companies; or

o     accounting,   auditing  and/or  financial  reporting  standards  that  are different from those in the United States.

Investments in emerging markets are affected by additional risks, including:

o     developing   countries  may  have  less  mature  economic  structures  and political systems than those in developed countries; and

o they may have high inflation and rapidly changing interest and currency exchange rates.

Please see the SAI for more detailed information about the fund, its investment strategies, and its risks.

HOW THE FUND HAS PERFORMED        [GRAPHIC OMITTED]

The bar chart below shows you how the performance of the fund's Class I shares has varied from year to year since inception, while the table below compares the fund's long-term performance with the C.S. First Boston High Yield Bond Index. The fund's performance was achieved while it was a series of another investment company, the Turner Funds. This information may help provide an indication of the fund's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a fund has performed in the past is important - but it's no guarantee of how it will perform in the future.

Year by year total returns (%)(1)

[The following table was depicted as a bar chart in the printed material.]

                                              1999             14.56%
                                              2000            -17.60%
                                              2001            -13.06%

(1)   These figures are as of December 31 of each year.


Best and worst quarterly performance during this period:

Best Quarter (12/31/99): 7.19%

Worst Quarter (12/31/00): -12.18%

Average annual total returns(1)

The table below provides some indication of the risks of investing in the fund by comparing the fund's performance to that of a broad measure of market performance -- the C.S. First Boston High Yield Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total returns are shown for Class I only. Total returns for Class A will vary.

                                                 Periods ended December 31, 2001
                                                    1 Year     Since Inception

Class I Return Before Taxes                        -13.06%        -6.48%(2)
Class I Return After Taxes on Distributions         _____%          _____%
Class I Return After Taxes on Distributions
 and Sale of Fund Shares                            _____%          _____%
C.S. First Boston High Yield Bond Index(3)          5.82%          0.43%(4)

----------
(1) Average annual total returns are not listed for Class A shares, because that class commenced operations on May [ ], 2002, and therefore did not have a full year's performance as of December 31, 2001.

(2)   Class I commenced operations on March 1, 1998.

(3) The C.S. First Boston High Yield Bond Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market. The Index does not reflect sales charges, commissions, expenses or taxes and is not available for direct investment.

(4)   Index return is for the period beginning February 28, 1998.

WHAT YOU PAY TO INVEST            [GRAPHIC OMITTED]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or redeem shares, and operating expenses paid each year by the fund.

Fees you pay directly

                                                           Class A      Class I
                                                           -------      -------

Maximum sales charge on your
investment (as a % of offering price)                      4.75%(1)      none

Maximum deferred sales charge
(as a % of purchase or sale price,
whichever is less)                                         none(2)       none


Operating expenses paid each year by the fund
(as a % of average net assets)

                                                           Class A      Class I
                                                           -------      -------

Management fee(3)                                          0.75%         0.75%

Distribution and service (12b-1) fees                      0.35%         0.00%

Other expenses(3)                                          1.00%         1.00%

                                                           Class A      Class I
                                                           -------      -------


Total fund operating expenses(3)                           2.10%         1.55%


----------
(1) Reduced for purchases of $100,000 and above. See "Your Guide to Buying, Redeeming and Exchanging Shares of Belstar Funds."

(2) Except for purchases of $1 million or more, when you redeem any of the shares within 18 months of when you bought them. Please see page ____ for details.

(3) Restated to reflect current fees and expenses. The Adviser and administrator have agreed to waive or reimburse fees and expenses which is not reflected in the table. After waivers and reimbursements, other expenses would be 0.40% for Class A and Class I and total fund operating expenses would be 1.50% and 0.95% for Class A and Class I, respectively. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                                  Year 1       Year 3       Year 5       Year 10
                                  ------       ------       ------       -------

Class A                      $    ______       ______       ______       _______

Class I                      $    ______       ______       ______       _______

MEET THE
PORTFOLIO
MANAGERS

Daniel Ginsparg

Daniel Ginsparg is Chief Investment Officer of Voyager Advisors, LLC, and Portfolio Manager of the Belstar Small Cap Value Fund. He has been engaged in the investment business for more than a decade.

Mr. Ginsparg was formerly President, Chief Investment Officer and Cofounder of Parcon Advisory Group. At Parcon Advisory Group, Mr. Ginsparg was the principal architect of their proprietary Small Capitalization investment process and was responsible for the management of their Small Capitalization portfolios. Prior to Parcon, Mr. Ginsparg was Manager of the Quantitative Research Department at Boatmen's Trust Company in St. Louis, Missouri, now part of Bank of America Corp, where he was responsible for research, development and maintenance of the investment technology used by the company. He was also portfolio manager of three small cap value funds with total assets of more than $500 million from their inception in late 1991 until he left in 1997.

Mr. Ginsparg holds a Bachelor of Science degree in Business Administration and an MBA in Finance and Operations Research from the University of Missouri. He is a member of the Association for Investment Management and Research (AIMR), the St. Louis Society of Financial Analysts, and the Chicago Quantitative Alliance.

Richard Hocker

Richard Hocker is co-manager of the Belstar High Yield Fund and is founder and chief executive officer of Penn Capital Management Company, Inc. ("Penn Capital"), the Fund's subadviser.

Mr. Hocker has over 30 years of institutional investment experience with both Penn Capital and Delaware Investment Advisers. Mr. Hocker is one of the country's senior high yield bond managers and a pioneer in high yield bond investing, having launched and managed one of the nations first high yield mutual funds, the Delchester High Yield Bond Fund.

Mr. Hocker received both his BA and MBA from American University.

Scott Schumacher

Scott Shumacher is co-manager of the Belstar High Yield Fund and is portfolio manager and principal of Penn Capital, the Fund's subadviser.

Mr. Schumacher began his career with Penn Capital in 1987 and has been working directly with the investment team since 1992. He has over 14 years of investment experience.

Mr. Schumacher received a BA in Accounting from Rutgers University.

MEET THE
PORTFOLIO
MANAGERS

INVESTMENT ADVISER      VOYAGER ADVISORS, LLC

                        Voyager provides advice and recommendations about investments made by the funds and oversees the investment management of the High Yield Fund by the subadviser. Voyager is a registered investment adviser that currently manages over $65 million in mutual funds and institutional accounts. Voyager's principal address is 375 Park Avenue, Suite 3607, New York, New York 10152.

                        Voyager receives a monthly fee for its services based on the average daily net assets of each of the funds. The fee is payable by each of the funds at the annual rate of 0.75% of the fund's average daily assets. For the fiscal year ended September 30, 2001, the High Yield Fund paid investment advisory fees equal to ____% of its average daily net assets.

SUB-ADVISER             PENN CAPITAL MANAGEMENT COMPANY, INC.

                        Penn Capital, an SEC-registered adviser, serves as the subadviser to the High Yield Fund. As the fund's subadviser, Penn Capital makes investment decisions for the fund and continuously reviews, supervises and administers the fund's investment program. Penn Capital currently manages over $585 million in mutual funds and institutional accounts. Penn Capital's principal address is Liberty View Building, Suite 210, 457 Haddonfield Road, Cherry Hill, New Jersey 08002.

                        Penn Capital receives from Voyager (and not the fund) a monthly fee for its services based on the average daily net assets of the High Yield Fund.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

PERFORMANCE PROFILE:

Dan Ginsparg

The following information demonstrates the historical track record of Dan Ginsparg, the portfolio manager of the Belstar Small Cap Value Fund. The figures have been provided by Mr. Ginsparg and have not been verified or audited by the funds or Voyager. These figures do not represent the historical performance of the fund, and they do not indicate how the Belstar Small Cap Value Fund or Voyager will perform in the future.

The charts below show the past performance of Dan Ginsparg in managing all accounts with investment objectives, strategies and restrictions substantially similar, but not necessarily identical, to those of the Belstar Small Cap Value Fund. As manager of the accounts, Mr. Ginsparg had full discretionary authority over the selection of investments for the accounts. The charts show average annual total returns for a composite of the actual performance of all small cap value accounts managed by Dan Ginsparg from November 30, 1991 until December 31, 2001.

The accounts were not subject to the same types of expenses as the fund or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison purposes are performance figures of the Russell 2000 Value Index. The results shown below may not be the same as the rate of return of any particular account, because returns depend on when you make your investment and how your investment is taxed.

                                   Dan Ginsparg Small Cap       Russell 2000
                                   Value Composite (%)(a)     Value Index (%)(b)
                                   ----------------------     ------------------

One year, ended

December 31, 2001                            9.73                   2.49

Three years, ended

December 31, 2001                           14.42                   6.42

Five years, ended

December 31, 2001                           12.21                   7.52

Ten years, ended

December 31, 2001                           16.26                  11.51

Since November 30, 1991                     17.35                  12.26

----------
(a) Results are net of fees and include reinvestment of earnings. This total return calculation method differs from the SEC method of calculating total return. If the fund's expenses had been deducted, they would have reduced performance.
(b)   The  Russell  2000 Value  Index is an  unmanaged  index that  measure  the performance of securities in the Russell 2000 Index with lower book-to-price ratios and lower forecasted growth values.

  [The following table was depicted as a line graph in the printed material.]

                                          Ginsparg Small Cap       Russell 2000
                                          Value Composite          Value Index

                            11/30/91            1.000                  1.000
                            12/31/91            1.113                  1.080

                                          Ginsparg Small Cap       Russell 2000
                                          Value Composite          Value Index

                            12/31/92            1.343                  1.279
                            12/31/93            1.661                  1.521
                            12/31/94            1.740                  1.493
                            12/31/95            2.284                  1.918
                            12/31/96            2.820                  2.234
                            12/31/97            3.189                  2.734
                            12/31/98            3.350                  2.664
                            12/31/99            3.860                  3.230
                            12/31/00            4.573                  3.133
                            12/31/01            5.018                  3.211

MEET THE
PORTFOLIO
MANAGERS

PERFORMANCE PROFILE:

Penn Capital Management

The following information demonstrates the historical track record of Penn Capital. The figures have been provided by Penn Capital and have not been verified or audited by the funds or Voyager. These figures do not represent the historical performance of the Belstar High Yield Fund and they do not indicate how the Belstar High Yield Fund, or Penn Capital will perform in the future.

The charts below show Penn Capital's past performance in managing all accounts managed by Penn Capital with investment objectives, strategies and restrictions substantially similar, but not necessarily identical, to those of the Belstar High Yield Fund.

The charts show average annual total returns for a composite of the actual performance of all high yield bond accounts managed by Penn Capital from December 31, 1989 to December 31, 2001, calculated according to the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). The AIMR-PPS(TM) differ from the SEC method of calculating total return. AIMR did not prepare or review this data.

The accounts were not necessarily subject to the same types of expenses as the fund or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison purposes are performance figures of the C.S. First Boston High Yield Bond Index. The results shown below may not be the same as the rate of return of any particular account, because returns depend on when you make your investment and how your investment is taxed.

                                       Penn Capital            C.S. First Boston
                                       Management              High Yield
                                       Active High Yield       Bond
                                       Composite %(a)          Index %(b)
                                       -----------------       -----------------

One year, ended
December 31, 2001                          -7.51                   5.82

Three years, ended
December 31, 2001                          -1.95                   1.18

Five years, ended
December 31, 2001                           1.58                   3.25

Ten years, ended
December 31, 2001                           9.37                   7.84

Since January 1, 1990                      10.74                   9.15

----------
(a) Results are net of fees and include reinvestment of earnings. This total return calculation method differs from the SEC method of calculating total return. If the fund's expenses had been deducted, they would have reduced performance.

(b) The C.S. First Boston High Yield Bond Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The Index does not reflect sales charges, commissions, expenses or taxes and is not available for direct investment.

  [The following table was depicted as a line chart in the printed material.]

                                         Penn Capital          C.S. First Boston
                                         Management            High Yield
                                         Active High Yield     Bond
                                         Composite(a)          Index(b)
                                         -----------------     -----------------

                        12/31/89              1.000                 1.000
                        12/31/90              0.817                 0.936
                        12/31/91              1.389                 1.346
                        12/31/92              1.786                 1.570
                        12/31/93              2.224                 1.867
                        12/31/94              2.207                 1.849
                        12/31/95              2.700                 2.170
                        12/31/96              3.146                 2.440
                        12/31/97              3.714                 2.748
                        12/31/98              3.609                 2.764
                        12/31/99              4.159                 2.854
                        12/31/00              3.677                 2.705
                        12/31/01              3.401                 2.863

YOUR GUIDE TO BUYING,
REDEEMING AND EXCHANGING SHARES
OF BELSTAR FUNDS

THERE ARE THREE STEPS TO TAKE WHEN YOU WANT TO BUY, REDEEM OR EXCHANGE SHARES OF OUR FUNDS:

o     first, choose a share class

o     second, open a Belstar account and make your first investment

o     third, choose one of several ways to buy, redeem or exchange shares.


CHOOSING A SHARE CLASS

The Belstar Small Cap Value Fund and High Yield Fund are available in Class A shares. The Belstar High Yield Fund is also available in Class I shares.

We've listed actual expenses charged to the funds beginning on page 2.

Maximum           Class A     no limit
amount you        Class I     can only be purchased by reinvesting income
can buy                       dividends and/or capital gains distributions


Front-end         Class A     yes, varies by size of investment
sales charge      Class I     none


Deferred          Class A     only on investments of $1 million or more if you
sales charge                  redeem within 18 months
                  Class I     none

Distribution      Class A     0.10% per year
fee               Class I     none

Service fee       Class A     0.25% per year
                  Class I     none

                                                           YOUR GUIDE TO BUYING,
                                                 REDEEMING AND EXCHANGING SHARES
                                                                OF BELSTAR FUNDS

FRONT-END SALES CHARGES

(Class A shares only)

Class A shares of a fund are sold at their public offering price, which includes a front-end sales charge. Therefore, part of the money that you invest will be used to pay the sales charge, while the remainder will be invested in fund shares. The sales charge decreases with larger purchases, as demonstrated in the chart below. There is no sales charge on reinvested dividends and distributions.

                                                                                Amount retained
Your investment                                Front-end sales charge                by dealers
---------------                                ----------------------                ----------
                                        (as a % of your       (as a % of             (as a % of
                                        net investment)       offering price)        offering price)
                                        ---------------       ---------------        ---------------


up to $99,999                                4.99                  4.75                   4.00

$100,000 to $249,999                         3.90                  3.75                   3.10

$250,000 to $499,999                         2.83                  2.75                   2.30

$500,000 to $999,999                         2.04                  2.00                   1.70

$1,000,000 and over                            --                    --                     --

WAYS TO REDUCE OR ELIMINATE SALES CHARGES

There are three ways you can reduce your front-end sales charges.

      1. Take advantage of purchases you've already made. Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

      2. Take advantage of purchases you intend to make. By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

      3. Buy as part of a group of investors. You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Belstar recognizes for this benefit:

            o     you, your spouse and your children under the age of 21;

            o a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts); and

            o any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

You may not have to pay front-end sales charges or a CDSC if you are:

      o an active or retired trustee, director, officer, partner or employee (including immediate family) of

            -     Voyager or of any of its affiliated companies;

            -     any Belstar affiliated investment company; or

            -     a dealer that has a sales agreement with the distributor;

      o a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above;

      o a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients; or

      o a service provider for Voyager, any Voyager affiliated company, or any Belstar affiliated investment company.

Pension, profit sharing and other benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code or plans under Section 456 of the Internal Revenue Code don't pay a front-end sales charge or a CDSC, as long as the shares are purchased by an employer- sponsored plan with at least 50 eligible employees.

Investment advisers or financial planners who charge a management, consulting or other fee for their services, don't pay a front-end sales charge or a CDSC when they place trades for their own accounts or the accounts of their clients, or when their clients place trades for their own accounts, as long as the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent.

Please call us or consult the SAI to find out if you are eligible to reduce your sales charges using any of these methods.

YOUR GUIDE TO BUYING,
REDEEMING AND EXCHANGING SHARES
OF BELSTAR FUNDS

DEFERRED SALES CHARGES

(Classes A shares only)

We deduct a CDSC from the proceeds when you redeem shares, as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your income dividends or capital gains distributions, or on amounts representing capital appreciation.

When you redeem shares, we will redeem those that are exempt from the CDSC first, and then redeem the shares you have held the longest. This helps keep your CDSC as low as possible.

There generally is no CDSC on Class A shares, except for purchases of $1 million or more, when you redeem them within 18 months of when you bought them.

                                                              CDSC on shares
Your investment                                               being sold
---------------                                               --------------

First $1,000,000 to $2,499,999                                    1.00%

$2,500,000 to $4,999,999                                          0.50%

$5,000,000 and over                                               0.25%


The distributor may also pay additional compensation to broker-dealers out of its own resources for marketing and other services to shareholders.

DISTRIBUTION AND SERVICE FEES

Each fund is permitted to pay annually up to 0.35% of the average daily net assets attributable to its Class A shares in distribution and service fees under a plan subject, in part, to Rule 12b-1. A portion of these fees will be used to pay broker-dealers and others for services and expenses relating to the sale and distribution of the funds' shares, and a portion will be used to pay for sub-accounting and sub-transfer agency services, as well as a variety of shareholder services. Because these fees are paid on an ongoing basis, these fees will increase the costs of your investment and may cost more than traditional sales charges.

YOUR GUIDE TO BUYING,
REDEEMING AND EXCHANGING SHARES
OF BELSTAR FUNDS

OPENING A BELSTAR ACCOUNT

Once you've chosen the funds you would like to invest in and the share class you prefer (subject to availability), you're ready to open an account.

First, determine how much money you want to invest. The minimum initial investment for Belstar funds is:

o $2,500 for non-retirement accounts (we reserve the right to accept smaller amounts);

o     $250 for retirement accounts; and

o     $25 if you are  investing  using our automatic  investment  plan (see page
      ------).

Next, open an account in one of two ways:

o give a check to your financial consultant, who will open an account for you; or

o complete an application and mail it to us, along with your check made payable to Belstar Funds.


TAX-SHELTERED RETIREMENT PLANS

Call or write to us about opening your Belstar account as any one of the following retirement plans:

o     Roth IRAs;

o     IRAs;

o     SEP-IRAs; or

o     Simple IRAs.

BUYING, REDEEMING AND EXCHANGING

Once you've opened an account and made your first investment, you can choose one of three ways to buy, redeem or exchange shares of Belstar funds:

o     through your financial consultant;

o     directly, by mail or over the telephone; or

o     using one of our automatic plans.

We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay dividends or distributions.

Some broker-dealers or agents might charge you a fee if you buy, redeem or exchange shares through them. Such a fee is separate from the costs of investing in the funds.

Instructions for each option appear in the chart on page ______, but here are a few things you should know before you begin.

HOW SHARES ARE PRICED

The price you pay when you buy and the price you receive when you redeem or exchange shares is determined by the net asset value (NAV) per share of the share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the market value of the fund's portfolio securities using the methods described in the SAI. Please note that foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore the value of a fund's portfolio that holds foreign securities may change on days when you will not be able to buy, redeem or exchange your shares.

When you're buying shares, you'll pay the NAV that is next calculated after we receive and accept your order in proper form, subject to any sales charges that apply. When you're redeeming shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any CDSCs that apply.

SOME RULES FOR BUYING

o     The minimum amount of each investment after your first one is:

      -     $100 for non-retirement accounts;

      -     $25 for retirement accounts; and

      - $25 if you are investing using our automatic investment plan (see page ____).

o     We have the right to refuse, in whole or in part, a request to buy shares.

SOME RULES FOR REDEEMING

o Redeeming your shares may result in deduction of a CDSC. Please refer to the table on page ______.

o We'll pay you within three days from the time we receive your request to redeem, unless you're redeeming shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.

o If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian, or if you are redeeming shares in a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

o You can reinvest part or all of the proceeds of any shares you redeem without paying a sales charge. You must let us know in writing within 30 days from the day you redeemed the shares, and you must buy the same class of shares as you redeemed. We will reimburse you for any CDSC you paid. Please see page ______ for information about how this can affect your taxes.

o If redeeming shares results in the value of your account falling below $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll redeem your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

o In unusual circumstances, we may temporarily suspend the processing of requests for redemption in accordance with applicable law.

SOME RULES FOR EXCHANGING SHARES

o When you exchange shares, you are redeeming shares of one fund and using the proceeds to buy shares of another fund. Please see page ______ for information about how this can affect your taxes.

o Before you make an exchange, be sure to read the prospectus that describes the fund you're exchanging into.

o You can exchange shares of any fund for the same class of shares of any other Belstar fund, or for shares of the [____ MONEY MARKET FUND] without a sales charge. You will, however, pay a sales charge if you buy shares of the [____ MONEY MARKET FUND], and then exchange them for Class A shares of any of the Belstar funds. Before exchanging into the [____ MONEY MARKET FUND], please call 1-800-___-____ to obtain a prospectus, and please review the prospectus carefully before investing.

o For the purposes of calculating the CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into another Belstar fund or the [____ MONEY MARKET FUND].

o We'll let you know 60 days in advance if we want to make any changes to these rules.

YOUR GUIDE TO BUYING,
REDEEMING AND EXCHANGING SHARES
OF BELSTAR FUNDS

WAYS TO BUY, REDEEM OR EXCHANGE                          WHEN TO USE THIS OPTION

Through your financial consultant                        o     buy
                                                         o     redeem
                                                         o     exchange

By mail

Please call us if you have any questions --              o     buy
we can't process your request until we have              o     redeem
all of the documents we need.                            o     exchange

By telephone

To sign up for this service, complete                    o     redeem
section 9 of the application or call us at               o     exchange
1-800-___-____.

Automatic investment plan                                o     buy

To sign up for this service, complete
section 7 of the application or call us at 1-800-___-____.

Systematic withdrawal program                            o     redeem

To sign up for this service, complete
section 8 of the application or call us at 1-800-___-____.

If you're buying shares, make your check payable to Belstar Funds and give it to your financial consultant, who will forward it to us.

When you're redeeming or exchanging shares, give your written request to your financial consultant, who may charge you a fee for this service.

Send your request to buy, redeem or exchange in writing to:

Belstar Funds
c/o [TRANSFER AGENT]
[ADDRESS]

Your letter should tell us:

o     your account number;

o     your social security number or taxpayer identification number;

o     the name the account is registered in;

o the fund name and share class you're buying or redeeming, and, for exchanges, the fund name and share class you're exchanging into; and

o     the dollar value or number of shares you want to buy, redeem or exchange.

If you're buying, include a check payable to Belstar Funds with your request.

If you're redeeming or exchanging, your request must be signed by all registered owners of the account.

We'll ask you to guarantee the signatures if:

o     you are redeeming more than $50,000 worth of shares;

o     your address of record has changed in the past 30 days; or

o you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.

Signatures can be guaranteed by a bank, a member of a national stock exchange or another eligible institution.

You can redeem or exchange up to $50,000 of your shares by telephone by calling us at 1-800-___-____ between 8:30 a.m. and 4:00 p.m. Eastern time.

When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. The funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller.

We'll mail the redemption proceeds to the address of record or wire $1,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. [BISYS] does not charge a fee for this service, but your bank may charge you a fee for receiving a wire transfer.

You can authorize us to automatically withdraw a minimum of $25 each month from your bank account and use it to buy shares in Belstar funds. There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can cancel the program at any time.

You can ask us to automatically transfer money from your [____] account into your bank account.

We will redeem shares or share fractions on your behalf monthly, quarterly or annually and automatically deposit the proceeds into your bank account. There may be a sales charge on shares we redeem on your behalf.

You must have at least $5,000 worth of shares in your account to participate in this program. The minimum transfer amount is $25.

It isn't to your advantage to buy and redeem shares of the same fund at the same time, so you can't set up a systematic withdrawal program and an automatic investment plan on the same account.

MUTUAL FUND
EARNINGS AND
YOUR TAXES

HOW THE FUNDS PAY DISTRIBUTIONS

Each Belstar fund distributes virtually all of its net investment income and net capital gains to shareholders at least annually in the form of income dividends and capital gains distributions.

The funds pay income dividends as follows:

Small Cap Value Fund                         annually

High Yield Fund                              monthly

As a shareholder, you are entitled to a share of the income and capital gains a fund distributes. The amount you receive is based on the number of shares you own.

DISTRIBUTION OPTIONS

You can take your dividends or distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account. Distribution options vary by share class, as follows.

CLASS A SHARES

o reinvest both income dividends and capital gains distributions to buy additional Class A shares of either fund

o receive income dividends in cash and reinvest capital gains distributions to buy additional Class A shares of either fund

o     receive both income dividends and capital gains distributions in cash.


If you want your dividends or distributions sent to an address other than the one we have on record, please request so in writing.

If you don't specify how you would like to receive your dividends and distributions, we'll automatically reinvest both income dividends and capital gains distributions in additional shares of the same class of the same fund.

CLASS I SHARES

You can choose to receive your dividends or distributions in cash or reinvest them in additional Class I shares of the same fund.

HOW YOUR DISTRIBUTIONS ARE TAXED

Each Belstar fund intends to meet the requirements for being a regulated investment company, which means they generally do not pay federal income tax on the earnings they distribute to shareholders.

As a result, you'll generally have to pay taxes on any dividends and distributions you receive. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Capital gain distributions, whether you take them as cash or reinvest them, are taxable as long-term capital gains, regardless of how long you've held the shares.

Dividends and distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations,  part
of  the   dividends   the  fund  pays  may  be   eligible   for  the   corporate
dividends-received deduction.

TIMING YOUR PURCHASE

If you buy shares of a fund just before it makes a dividend or distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend or distribution, but will not have shared in the increase in the net asset value of the fund.

WHEN DISTRIBUTIONS ARE DECLARED

For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.

BACKUP WITHHOLDING TAX

We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 30%.

WHEN YOU SELL YOUR SHARES

When you redeem or exchange shares, you may realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

CONSULT YOUR TAX ADVISER

The information above is general in nature. You should consult your tax adviser to discuss how investing in Belstar funds affects your personal tax situation.

FINANCIAL HIGHLIGHTS

The following chart shows the financial performance of the Class I shares of the High Yield Fund(1). The figures have been audited by [ ], whose report, along with the fund's financial statements, are included in the annual report, which is available upon request.

                             BELSTAR HIGH YIELD FUND

                                                                                   Class I
Year ended September 30,                                            2001       2000      1999(1)    1998(1)
                                                                    ----       ----      -------    -------
Operating performance

  Net asset value at the beginning of the period                      $        8.82        8.91      10.00

  Net investment income                                               $        0.79        0.83       0.37

  Net realized and unrealized gain on investments                     $       (0.72)      (0.09)     (1.09)

  Dividends from net investment income                                $       (0.79)      (0.83)     (0.37)

  Dividends from net realized gain on investments
  sold                                                                $--        --          --         --

  Total distributions                                                 $       (0.79)      (0.83)     (0.37)

  Net asset value at the end of the period                            $        8.10        8.82       8.91

  Total investment return                                             %      (17.60)      12.15       9.39(2)

Ratios and supplemental data

  Net assets at the end of the period ($000s)                         $      32,560      41,922     17,842

  Ratio of expenses to average net assets                             %        0.68        0.68       0.68(3)

  Ratio of net investment income to average net assets                %        8.94        9.11      10.04(3)

  Ratio of expenses to average net assets
    (excluding waivers)                                               %        1.04        1.14       2.09

  Ratio of net investment income to average net assets
    (excluding waivers)                                               %        8.58        8.65       8.63(3)

  Portfolio turnover rate                                             %          76       96.98      29.19

----------
(1) The fund commenced operations on March 1, 1998 as the Alpha Select Penn Capital High Yield Bond Fund (the "Alpha Fund"), a series of the _____ Trust. On January 25, 1999, shareholders of the Alpha Select Penn Capital High Yield Bond Fund approved a tax-free reorganization under which all assets and liabilities of the Alpha Fund were transferred to the TIP Penn Capital High Yield Bond Fund. At the close of business on May ____, 2002 (the "Closing"), the Belstar High Yield Fund (the "High Yield Fund") acquired the net assets of the TIP Penn Capital Strategic High Yield Bond Fund (formerly, the "TIP Penn Capital High Yield Bond Fund"), pursuant to an Agreement of Reorganization dated May ____, 2002. On May ____, 2002, the TIP Penn Capital Strategic High Yield Bond Fund was reorganized as the Belstar High Yield Fund. Class A shares were not offered prior to the date of this prospectus.

(2)   Returns are for the period indicated and have not been annualized.

(3)   Annualized.

                                                                     WHERE TO GO
                                                                        FOR MORE
                                                                     INFORMATION

You'll find more information about the Belstar family of funds in our:

ANNUAL/SEMIANNUAL REPORTS

These reports include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Belstar funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current annual/semiannual reports, the SAI or other fund information, or to make shareholder inquiries:

Belstar Funds
375 Park Avenue, Suite 3607
New York, New York 10152

1-800-___-____

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for more information.) Otherwise, you may obtain the information for a fee by electronic request at publicinfo@sec.gov or by writing to the SEC:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

Or, obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the funds' SEC file number, which is set forth below.

Investment Company Act File No. 811-______

                                [GRAPHIC OMITTED]

                                  BELSTAR TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 MAY ____, 2002

                          Belstar Small Cap Value Fund
                             Belstar High Yield Fund

                           375 Park Avenue, Suite 3607
                            New York, New York 10152
                                 (212) ___-____
                                 (800) ___-____

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Funds, dated May ____, 2002, as it may be revised from time to time. To obtain a copy of a Prospectus for the Funds, please contact the Funds at the address or phone number listed above. This SAI incorporates the Funds' financial statements and related notes and auditor reports from the Funds' annual reports, and is incorporated by reference in its entirety into the Prospectus.

Voyager Advisors, LLC ("Voyager" or the "Adviser") serves as the Funds' investment adviser. Belstar has engaged Penn Capital Management Company, Inc. (the "Subadviser") to serve as Subadviser to the Belstar High Yield Fund, subject to the supervision of Voyager. Charles Jordan & Co., LLC (the "Underwriter") is the underwriter to the Funds. BISYS Fund Services, Limited Partnership ("BISYS" or the "Administrator") is the Funds' administrator.

                                TABLE OF CONTENTS

BELSTAR TRUST..............................................................
INVESTMENT RESTRICTIONS....................................................
INVESTMENT TECHNIQUES......................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION............................
SERVICES OF THE INVESTMENT ADVISER, THE
  SUBADVISER AND THE ADMINISTRATOR.........................................
NET ASSET VALUE............................................................
PURCHASES AND REDEMPTIONS..................................................
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................
UNDERWRITER AND DISTRIBUTION SERVICES......................................
TRUSTEES AND OFFICERS......................................................
OTHER INFORMATION..........................................................
PERFORMANCE INFORMATION....................................................
FINANCIAL STATEMENTS.......................................................
APPENDIX...................................................................  A-1

                                  BELSTAR TRUST

Belstar Trust (the "Trust") is organized as a business trust under Delaware law, and is classified under the 1940 Act as an open-end management investment company. The Trust currently comprises two separate series. The Belstar Small Cap Value Fund was organized in 2002. The Belstar High Yield Fund commenced operations on March 1, 1998 as the Penn Capital Strategic High Yield Bond Fund, a series of the Turner Funds (formerly, TIP Funds). It was reorganized on May ____, 2002 as the Belstar High Yield Fund, a series of the Trust.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preemptive or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the Investment Company Act of 1940, as amended (the "1940 Act"), the Trustees will continue to hold office without term limitations.

                             INVESTMENT RESTRICTIONS

The Trust has adopted investment restrictions numbered 1 through 8 as fundamental policies with respect to each Fund. With respect to a Fund, these restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of that Fund's outstanding voting shares. Investment restrictions numbered 9 through 13 are not fundamental policies and may be changed by vote of a majority of the Trust's Trustees at any time. Each Fund may not:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies with respect to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

10.   Invest in companies for the purpose of exercising control.

11. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. Notwithstanding the foregoing, the High Yield Fund may purchase securities on margin in accordance with the investment policies in this SAI.

12. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

13. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition to the restrictions described above, each of the Funds may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those foreign jurisdictions where that Fund intends to offer or sell its shares.

                              INVESTMENT TECHNIQUES

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which a Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bureau or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by two nationally recognized statistical rating organizations ("NRSROs") (e.g., A-2 or better by Standard & Poor's Ratings Service ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by

Fitch Investors Service ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated.

Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of the Funds' limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if the investment advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Illiquid and Restricted  Securities.  "Section 4(2)  securities"  are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act. The Funds will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such
Section 4(2) securities, thus providing liquidity. Rule 144A, a rule promulgated under Section 4(2) of the 1933 Act, provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Adviser or Subadviser may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Derivative Instruments. The Funds may invest in Derivative Instruments. Derivative Instruments are securities that derive their value from the performance of an underlying asset, usually take the form of a contract to buy or sell as asset or commodity either now or in the future, but mortgage and other asset-backed securities are also generally considered derivatives. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative Instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Voyager and the Subadviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Firm Commitments and When-Issued Securities. Each Fund may enter into firm commitment agreements to purchase securities at an agreed-upon price on a specified future date. An amount of cash or marketable securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although a Fund will generally enter into firm commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if Voyager or the Fund's Subadviser deems it advisable to do so. A Fund entering into the forward commitment may realize short-term gains or losses in connection with such sales.

A Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

A Fund may also purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

Floating or Variable Rate Instruments. The Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Futures Transactions

In General. A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange

Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Adviser's or Subadviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Funds may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Funds may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Funds may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Index Warrants. The Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of a Fund's use of Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options.

Lending Portfolio Securities. A Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. A Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. government securities).

There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Voyager to be creditworthy under guidelines adopted by the Trustees.

Loan Participations and Assignments. Each Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

Options

In General. The Funds may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities or by purchasing a call option on the same security with an equal or lower exercise price. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

The Funds may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by the Funds of options will be subject to the ability of Voyager and the Subadviser to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent these predictions are incorrect, the Funds may incur losses.

Privately Issued Collateralized Mortgage-Backed Obligations, Interest Obligations and Principal Obligations. Each Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when Voyager believes that such investments are consistent with the Fund's investment objective. "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Privately issued CMOs are generally illiquid. Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.

On a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a

"tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. The Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by Voyager or the Subadviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Repurchase Agreements. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Voyager and the Subadviser will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with such Fund. In addition, no more than an aggregate of 15% of a Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

As an alternative to using repurchase agreements, a Fund may, from time to time, invest in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may enter into reverse repurchase agreements and dollar roll agreements. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase or dollar roll agreement, it will establish and maintain a segregated account with its custodian, containing cash, U.S. government securities, or other liquid assets from its portfolio, having a value not less than the repurchase price (including accrued interest). The Funds do not account for dollar rolls as a borrowing.

These agreements may involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such a decision.

Short Sales. A Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

Risks of International Investing. The Funds may invest in foreign securities as noted in their respective prospectuses and herein. Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of a Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in a fund that may invest in foreign securities.

Emerging Markets and Related Risks. Emerging markets are the capital markets of any country that is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Venezuela and Zaire. As opportunities to invest in other emerging markets countries develop, the Funds expect to expand and diversify further the countries in which they invest.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging market countries.

Emerging  securities  markets typically have substantially less volume than U.S.
markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Zero Coupon Securities. Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Each Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes.

Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Funds may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.

Additional Information on High Yield Securities. The High Yield Fund may invest in lower-rated fixed income securities (i.e., junk bonds) to the extent described in the Prospectus. The lower ratings of certain securities held by this Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or economic conditions in general, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by this Fund more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for the securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's or S&P (or by any other NRSRO) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the Appendix for a description of security ratings.

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will effect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Voyager will monitor the investment to determine whether its retention will assist in meeting a Fund's investment objective.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Voyager and the Subadviser (in the case of High Yield Fund) place orders for the purchase and sale of the Funds' securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. For purposes of the remainder of this section, "Portfolio Transactions and Brokerage Allocation," discussion of Voyager includes the Subadviser, but only with respect to the High Yield Fund. It is the practice of Voyager to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Voyager, the rate is deemed by Voyager to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value and payment of such commissions is authorized by Voyager after the transaction has been consummated. If Voyager more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Voyager believes that each Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Voyager, better prices and execution are available elsewhere.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the outside research provides Voyager with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Voyager and is available for the benefit of other accounts advised by Voyager and its affiliates, and not all of this information will be used in connection with the Funds. While this information may be useful to varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of Voyager, it does not reduce the Adviser's expenses by a determinable amount. The extent to which Voyager makes use of statistical, research and other services furnished by brokers is considered by Voyager in the allocation of brokerage business, but there is no formula by which such business is allocated. Voyager does so in accordance with its judgment of the best interests of the Funds and their shareholders.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Voyager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Each Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Funds. By allocating transactions in this manner, Voyager is able to supplement its research and analysis with the views and information of other securities firms. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30,
1999, the High Yield Fund paid total brokerage commissions of $________, $________, and $________, respectively. The Voyager Small Cap Value Fund commenced operations on May ____, 2002.

A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer markups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables in the prospectus. In evaluating a Fund's portfolio turnover rate, you should keep in mind that a 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than the Fund's historical portfolio turnover rates if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders.

    SERVICES OF THE INVESTMENT ADVISER, THE SUBADVISER AND THE ADMINISTRATOR

Investment Adviser. Pursuant to an Investment Advisory Agreement with each Fund, Voyager Advisors, LLC acts as the Investment Adviser to each Fund. In this capacity, Voyager, subject to the authority of the Trustees of the Funds, and subject to delegation of certain responsibilities to Penn Capital Management
Company, Inc. as the Subadviser for the High Yield Fund, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of each Fund's portfolio. Belstar oversees the investment management of the Subadviser for the High Yield Fund.

Voyager is a registered investment adviser that currently manages over $65 million in mutual funds and institutional accounts. Voyager's principal address is 375 Park Avenue, Suite 3607, New York, New York 10152.

Voyager charges a fee under agreement to each of the Small Cap Value Fund and the High Yield Fund at an annual rate of 0.75% of its average daily net assets. This fee is accrued daily and payable monthly.

The Investment Advisory Agreement for the Funds was originally approved by the Trustees of the Belstar Trust on May ____, 2002, and by the sole Shareholder of the Small Cap Value Fund and the High Yield Fund on May ____, 2002. The Investment Advisory Agreement may be terminated without payment of any penalty by Belstar, the Trustees of the Trust, on behalf of the Fund, or the shareholders of the Fund on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Investment Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Trust, on behalf of the Fund, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Investment Agreement or "interested persons" (as defined in the 1940 Act) of any such Party. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

Prior to _______, 2002, the Subadviser served as investment adviser to the High Yield Fund. During the last three fiscal years ended September 30, the High Yield Fund paid the following investment advisory fees to the Subadviser for its services as investment adviser to the Fund:

                            Total Advisory Fees Paid
                     for the Fiscal Year Ended September 30

                     2001(1)            2000(2)            1999(3)
                     -------            -------            -------
                     $______            $______            $______

----------
(1)   Does not reflect expense reimbursement of $________.

(2)   Does not reflect expense reimbursement of $________.

(3)   Does not reflect expense reimbursement of $________.

Subadviser. Pursuant to a Subadvisory Agreement between Voyager and Penn Capital Management Company, Inc. ("Penn Capital"), dated May ____, 2002, Penn Capital acts as sub-adviser to the High Yield Fund. In this capacity, Penn Capital, subject to the supervision and control of Voyager and the Trustees of such Fund, will manage the Fund's portfolio investments, consistently with its investment objective, and will execute any of the Fund's investment policies that it deems appropriate to utilize from time to time.

Penn Capital is an SEC-registered adviser that currently manages over $585 million in mutual funds and institutional accounts. Penn Capital's principal address is Liberty View Building, Suite 210, 457 Haddonfield Road, Cherry Hill, New Jersey 08002.

As compensation for its services, Belstar will pay Penn Capital at the annual rate of 0.00% on Fund assets under $25 million; 0.30% on Fund assets greater than or equal to $25 million; and 0.38% on Fund assets greater than or equal to $50 million of the average daily net assets of High Yield Fund. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by Belstar.

The Subadvisory Agreement for High Yield Fund was initially approved by the Trustees of the Trust, on behalf of the Fund, on May ____, 2002. The Subadvisory Agreement may be terminated without payment of any penalty by Belstar, Penn Capital, the Trustees of the Trust, on behalf of the Fund, or the shareholders of such Fund on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Trust, on behalf of the Fund, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Trust, on behalf of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

Administrator. BISYS serves as administrator for the Funds, pursuant to an Administrative Services Agreement with each Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Adviser or Subadviser under the Investment Advisory and Subadvisory Agreements, the custodian for the Funds under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The address of the Administrator is 3435 Stelzer Road, Columbus, Ohio 43219.

The Administrative Services Agreement was approved by the Trustees of the Belstar Trust on behalf of the Belstar Small Cap Value Fund and Belstar High Yield Fund on May ____, 2002. The Agreement will continue in effect for a period of two years and annually thereafter if such continuance is approved annually by a majority of the Trustees of the Trust.

The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of 0.10% of each Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in a Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.

Prior to ________, 2002, another company served as administrator to the High Yield Fund. During the last three fiscal years ended September 30, the High Yield Fund paid the following administrative fees:

                         Total Administrative Fees Paid
                     for the Fiscal Year Ended September 30

                  2001(1)               2000(2)              1999(3)
                  -------               -------              -------
                  $______               $______              $______

----------
(1)   Does not reflect expense reimbursement of $________.

(2)   Does not reflect expense reimbursement of $________.

(3)   Does not reflect expense reimbursement of $________.

                                 NET ASSET VALUE

The net asset value per share ("NAV") of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), on each business day that the NYSE is open. NAV is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different NAVs and dividends. The NAV of Class A shares of the High Yield Fund will generally be lower than that of Class I shares because of the higher class specific expenses borne by Class A shares.

Valuation of Portfolio Securities Equity securities, options and futures contracts and options thereon that are traded on national exchanges or in the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. Securities and options that are traded in the OTC market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

Securities for which market quotations are not readily available (which may constitute a major portion of the High Yield Fund's portfolio) and other assets are valued at their fair value as determined by or under the direction of the Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's NAV, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the NAV of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees. Fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Because foreign securities may trade on days that are not business days of the Funds, a Fund's NAV may be affected significantly on a day that an investor does not have access to a Fund to purchase or redeem shares.

                            PURCHASES AND REDEMPTIONS

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons, as described in the Prospectus. Class A shares of the Funds may be purchased at NAV, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and provided the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of a Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to the Funds or their agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge if the initial amount invested in the Funds is at least $1,000,000, or the investor signs a $1,000,000 Letter of Intent.

Reduced Sales Charges on Class A Shares. Investors may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of Fund shares made at one time. The circumstances under which investors may pay reduced sales charges are described in the Prospectus.

Purchases In-Kind. Investors may, subject to the approval of Voyager or the Subadviser, purchase shares of a Fund with liquid securities that are eligible for purchase shares of a Fund that have a value that is readily ascertainable. These transactions will be effected only if Voyager or the Subadviser intends to retain the securities in the Fund as an investment. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) [except for exchanges into the [ ] Money Market Fund], the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

Normally, the redemption of Exchanged Shares and purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Belstar to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Funds reserve the right to reject any exchange request.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and
(ii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, each Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining the gain or loss.

Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

Hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to a Fund, defer losses to a Fund, and affect the character of gains (or losses) realized by a Fund. Hedging transactions may increase the amount of short-term capital gains realized by a Fund that is taxed as ordinary income when distributed to shareholders. A Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A Fund will not realize a gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which he Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction. Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

If a Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gains from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds.

The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company, such as the Special Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement and the asset diversification requirements that, as described above, each Fund must satisfy to qualify as a regulated investment company under the Code. These requirements may limit the extent to which the Special Fund may invest in limited partnerships, especially in the case of limited partnerships that do not primarily invest in a diversified portfolio of stocks and securities.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as a gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

Distributions by a Fund reduce the net asset value of that particular Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gains, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate of 30%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with a Fund, (ii) those about whom notification has been received (either by the shareholder or by a Fund) from the IRS that they are subject to backup withholding or (iii) those who, to a Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by a Fund from income attributable to interest on obligations of the U.S. government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

Shareholders of Class A shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "How Funds Pay Distributions -- Distribution Options" section of the Funds' current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of a designated Fund at net asset value; or
(b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, each Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. Each Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                      UNDERWRITER AND DISTRIBUTION SERVICES

Pursuant to a Distribution Agreement, Charles Jordan & Co., LLC is the Underwriter for each Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public.

The Distribution Agreement may be terminated at any time on not less than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Trustees of such Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in such agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Funds' distribution plans (discussed below), a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of a Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses.

The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings. In connection with the sale of Class A shares, the Underwriter may reallow to dealers the sales charge on such sales the following amounts:

         ----------------------------------------------------------------
                                             Dealers' Reallowance as a
                                            Percentage of Offering Price
         ----------------------------------------------------------------
         Amount of Transaction                       Class A
         ---------------------                       -------
         ----------------------------------------------------------------
         up to $99,000                                4.00%

         ----------------------------------------------------------------
         $100,000 - $249,999                          3.10%

         ----------------------------------------------------------------
         $250,000 - $499,000                          2.30%

         ----------------------------------------------------------------
         $500,000 - $999,999                          1.70%

         ----------------------------------------------------------------
         $1,000,000 and over                            --

         ----------------------------------------------------------------

Each Fund has adopted separate plans subject, at least in part, to Rule 12b-1 under the 1940 Act for the class A shares of the Fund (collectively the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of each Fund.

Pursuant to the Plans, each Fund may compensate the Underwriter in an amount up to 0.35% of average daily net assets of such Fund's Class A shares. A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to each Fund's shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

The Plans are designed to be compensation plans and, therefore, amounts spent by the Underwriter in excess of plan limits are not carried over from year to year for reimbursement. The Plans do, however, contemplate that amounts paid to the Underwriter may compensate it for past distribution efforts without regard to any particular time period.

If the Plans are terminated in accordance with their terms, the obligations of a Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the Plan Trustees (defined below), a Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its Class A shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Plan Trustees shall be committed to the discretion of the Plan Trustees. A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding class of shares of the affected Fund to which the Plan relates.

For the fiscal year ended September 30, 2001, the distributor received the following amounts in sales charges, after reallowance to dealers:

                                     Class A             Class I
                                     -------             -------
                 High Yield Fund    $139,428           $2,058,629

During their fiscal year ended September 30, 2001, each class of shares of the High Yield Fund paid 12b-1 distribution and service fees, pursuant to a 12b-1 Plan for each class, as follows: [confirm]

                                                           Class A      Class I
                                                           -------      -------
Advertising                                                $            $
Printing and mailing of prospectuses to other
  than current shareholders                                $            $
Compensation to underwriters                               $            $
Compensation to broker-dealers                             $            $
Compensation to sales personnel                            $            $
Interest, carrying, or other financing charges             $            $
Miscellaneous                                              $            $
-------------------------------------------------------------------------------
Total                                                      $62,761      $619,323

                              TRUSTEES AND OFFICERS

The Trustees and principal officers of each Fund their business affiliations for the past five years are set forth below.

Trustees

-----------------------------------------------------------------------------------------------------------------
 Name, Address, and Age         Position(s)      Term of          Principal         Number of          Other
                                Held with       Office and      Occupation(s)      Portfolios      Directorships
                                the Trust       Length of       During Past 5        in Fund      Held by Trustee
                                               Time Served          Years            Complex
                                                                                   Overseen by
                                                                                     Trustee
-----------------------------------------------------------------------------------------------------------------
 Non-Interested Trustees
-----------------------------------------------------------------------------------------------------------------
 Robert J. Adler                President,       3/02 -         Voyager Advisors,      2          [if applicable]
 375 Park Avenue, Suite 3607    Trustee,         present        LLC, President
 New York, New York 10152       Chairman,                       (___ to present);
                                Treasurer and                   Northstar
 Age:  46                       Secretary                       Distributors, Inc.,
                                                                President
                                                                (1993-2000)
-----------------------------------------------------------------------------------------------------------------

Executive Officers

-----------------------------------------------------------------------------------------------------------------
 Name, Address, and Age         Position(s) Held with     Term of Office and Length     Principal Occupation(s)
                                       Trust                  of Time Served             During Past 5 Years
-----------------------------------------------------------------------------------------------------------------
 Robert J. Adler                President, Trustee,         3/02 - present             Voyager Advisors, LLC,
 375 Park Avenue, Suite 3607    Chairman, Treasurer                                    President (___ to
 New York, New York 10152       and Secretary                                          present); Northstar
                                                                                       Distributors, Inc.,
 Age:  46                                                                              President (1993-2000)
-----------------------------------------------------------------------------------------------------------------

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

Audit Committee

The Board of Trustees has an Audit Committee whose function is to oversee the Trust's accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust's financial statements and the audit thereof. The Audit Committee currently consists of Messrs. __________.

Voyager makes its personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Voyager. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $8,000 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $2,000 for attendance at each joint meeting of the Funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of , 2001.

------------------------------------------------------------------------------------------------------------------
            Name of Trustee                   Dollar Range of Equity              Aggregate Dollar Range of Equity
                                              Securities in the Trust               Securities in All Registered
                                                                                  Investment Companies Overseen by
                                         [Note: ranges are 1-$10,000, $10,001      Trustee in Family of Investment
                                             -$50,000, $50,001-$100,000,                    Companies
                                                or over $100,000]
------------------------------------------------------------------------------------------------------------------
 Robert J. Adler                                       [ ]                                    [ ]
------------------------------------------------------------------------------------------------------------------

As of April ____, 2002, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the Shares of any class of either of the Funds.

Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, Subadviser, the Underwriter, and any entity controlling, controlled by or under common control with the Adviser, Subadviser or Underwriter (not including registered investment companies) as of December 31, 2001.

---------------------------------------------------------------------------------------------------------------------
    Name of Trustee       Name of Owners       Company         Title of Class        Value of        Percent of Class
                               and                                                  Securities
                          Relationships
                            to Trustee
---------------------------------------------------------------------------------------------------------------------
                               [ ]               [ ]                [ ]                 [$]                [ %]
---------------------------------------------------------------------------------------------------------------------

Other than those securities listed above, no non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, Subadviser, the Underwriter or any entity controlling, controlled by or under common control with the Adviser, Subadviser, or Underwriter (no including registered investment companies) during the two most recently completed calendar years. [confirm]

No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the Underwriter, the Adviser, Subadviser, or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

      o     the Trust;

      o     an officer of the Trust;

      o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, Subadviser, or Underwriter;

      o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment
            adviser  or  principal   underwriter  as  the  Funds  or  having  an
            investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, Subadviser, or Underwriter;

      o     the Adviser, Subadviser, or the Underwriter,

      o     an officer of the Adviser, Subadviser, or the Underwriter;

      o a person directly or indirectly controlling, controlled by, or under common control with the Adviser, Subadviser, or Underwriter; or

      o     an  officer  of  a  person   directly  or  indirectly   controlling,
            controlled by, or under common control with the Adviser, Subadviser, or Underwriter.

In determining whether it was appropriate to approve the Investment Advisory and Subadvisory Agreement (for the purposes of this paragraph only, these agreements are collectively referred to as the "Investment Advisory Agreement") on behalf of the Funds, the Board requested information, provided by the Adviser and Subadviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Investment Advisory Agreement on the basis of the following considerations, among others:

      o The investment advisory fee payable to the Adviser and Subadviser under the Investment Advisory Agreement is fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's and Subadviser's relationships with the Funds, and the comparability of the fee to fees paid by other investment companies;

      o The nature, quality and extent of the investment advisory services expected to be provided, in light of the Adviser's, Subadviser's and their personnel's prior performance managing similar-types of investments;

      o     The   Adviser's   representations   regarding   its   staffing   and
            capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

      o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreement was consistent with the best interests of each Fund and its shareholders.

Trustee Compensation

For the current fiscal year, the Trust anticipates paying Trustee compensation in the following amounts:

-------------------------------------------------------------------------------------------------------------------
 Name of Person, Position        Aggregate       Pension or Retirement     Estimated Annual      Total Compensation
                             Compensation From    Benefits Accrued as        Benefits Upon       From Fund and Fund
                                   Fund*             Part of Funds            Retirement           Complex Paid to
                                                       Expenses**                                     Directors

-------------------------------------------------------------------------------------------------------------------
                                    [ ]                   [ ]                     [ ]                   [$ ]
-------------------------------------------------------------------------------------------------------------------

* Compensation figures are estimated based on the Trust's existing compensation arrangements. The Trust pays each Trustee who is not an employee of the Adviser or its affiliates a retainer fee at the rate of [$500] per calendar quarter, reasonable out-of-pocket expenses, [$750] for each regular meeting of the Board of Trustees attended in person, and [$250] for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee [$750] for each special meeting of the Board of Trustees attended in person, and [$250] for each special meeting of the Board of Trustees attended by telephone.] The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. [revise as applicable]

** The Trust does not accrue pension or retirement benefits as part of Trust expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees. [delete or revise as applicable]

To the knowledge of the Funds, as of ____, 2002, no shareholder owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below: [revise as necessary]

[INSERT OWNERSHIP INFO.]

                                OTHER INFORMATION

Codes of Ethics. The Trust, the Adviser, Subadviser, and Underwriter each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, Subadviser, and Underwriter from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Independent Accountants. ____________ has been selected as the independent accountants of the Trust and each of the Funds. ____________ audits the Funds' annual financial statements and expresses an opinion thereon.

Custodian. ________________, [ADDRESS], acts as custodian for the Funds.

Fund Accounting and Transfer Agent. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 acts as the fund accounting and transfer agent for each Fund.

Reports to Shareholders. The fiscal year of the Trust ends on September 30. Each Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                             PERFORMANCE INFORMATION

Performance information for the Funds may be compared in reports and promotional literature to (1) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare each Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of certificates of deposit performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

In addition, the Funds may, from time to time, include various measures of a Fund's performance, including the current yield, the tax equivalent yield and the average annual total return of shares of the Funds in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect a Fund's volatility risk.

Yield. Quotations of yield for a specific class of shares of a Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                      Yield = 2 [((a - b) / (cd) + 1)^6 -1]

        Where:

      a = dividends and interest earned during the period attributable to a specific class of shares

      b = expenses accrued for the period attributable to that class (net of reimbursements)

      c = the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per share on the last day of the period


      All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Funds' distribution plans. Except as noted, the performance results take the contingent deferred sales charge into account.

      The yield for Class A shares of the High Yield Fund for the month ended March 31, 2002 was ________.

Average Annual Total Returns.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of Fund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect. The impact of taxes on the Funds' distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period.
After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

For the High Yield Fund, standardized total return quotations will be compared separately for each of the Class A and Class I Shares. Because of differences in the fees and/or expenses borne by each of the Class A and Class I Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

The table below lists uniformly calculated average annual total returns for Class I Shares of the High Yield Fund for the one year and since inception periods ended March 31, 2002. Information for the Small Cap Value Fund is not included because that Fund commenced operations on May ___, 2002.

                                        1 Year  Since Inception   Inception Date
                                        ------  ---------------   --------------

High Yield Fund

Class I                                                            March 1, 1998
  Class I Return After Taxes on
   Distributions
  Class I Return After Taxes on

   Distributions and Sale of Fund
   Shares

A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about a Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: Banxquote, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Consumer Digest, Financial World, Forbes, Fortune, IBC/Donoghues's Money Fund Report, Ibbotson Associates, Inc., Investment Company Data, Inc., Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Mutual Fund Values, The New York Times, Personal Investing News, Personal Investor, Success, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Services.

When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                              FINANCIAL STATEMENTS

The audited financial statements of the High Yield Fund for the year ended September 30, 2001, and the report of the independent accountants with respect to such financial statements, are hereby incorporated herein by reference to the Annual Report to Shareholders of the Turner Funds for the year ended September 30, 2001. No financial statements or reports have been prepared for the Small Cap Value Fund, as it has not yet commenced operations.

                                    APPENDIX

Description  of Moody's  Investors  Service,  Inc.  ("Moody's")  Corporate  Bond
Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Ratings Service ("S&P") Corporate Debt Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures and adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C

                                OTHER INFORMATION

ITEM 23.    Exhibits

            (a)(1) Form of Certificate of Trust of Belstar Trust (the "Registrant" or "Trust")
            (a)(2)      Form of Declaration of Trust of Registrant
            (b)         Form of By-laws of Registrant
            (c)         Not Applicable
            (d)(1) Form of Investment Advisory Agreement with Voyager Advisors, LLC for the Belstar Small Cap Value Fund and Belstar High Yield Fund
            (d)(2) Form of Sub-Investment Advisory Agreement with Penn Capital Management Company, Inc. for the Belstar High Yield Fund
            (e)         Form of  Distribution  Agreement  with Charles  Jordan &
                        Co., LLC (1)
            (f)         Not Applicable
            (g)         Form of Custody Agreement (1)
            (h)(1) Form of Transfer Agency Agreement with BISYS Fund Services, Inc. (1)
            (h)(2)      Form  of   Administration   Agreement  with  BISYS  Fund
                        Services, Limited (1)
            (h)(3) Form of Fund Accounting Agreement with BISYS Fund Services, Inc. (1)
            (i)         Opinion and Consent of Counsel (1)
            (j)         Consent of Independent Accountants (1)
            (k)         Not Applicable
            (l)         Not Applicable
            (m)(1)      Form of Distribution and Shareholder Servicing Plan (1)
            (m)(2)      Form of Dealer Agreement (1)
            (n)         Form of Multiple Class Plan (1)
            (o)(1)      Form of Code of Ethics of Registrant (1)
            (o)(2)      Form of Code of Ethics of Voyager Advisors, LLC (1)
            (o)(3) Form of Code of Ethics of Penn Capital Management Company, Inc. (1)
            (o)(4)      Form of Code of Ethics of Charles Gordon & Co., LLC (1)
            (p)(1)      Powers of Attorney (1)
            (p)(2)      Secretary's Rule 483(b) Certificate (1)

----------

1.    To be filed by amendment

ITEM 24. Persons Controlled By or Under Common Control With Registrant.

            Not Applicable.

ITEM 25. Indemnification

            Reference is made to Section 3 of Article VII of Registrant's Declaration of Trust (Exhibit (a)(2)), which is incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser

            The descriptions of the Voyager Advisors, LLC and Penn Capital Management Company, Inc. under the caption of "Meet the Portfolio Managers" in the Prospectus and under the caption "Services of the Investment Adviser, the Sub-Adviser and the Administrator" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. Information relating to the business and other connections of Voyager Advisors, LLC and each director, officer or member thereof is set forth below.

Name & Address                       Position with Investment           Other Employment for past 2
                                     Adviser                            fiscal yrs.
---------------------------------------------------------------------------------------------------------------
Robert J. Adler                      President                          Senior Vice President, Emergent Capital
375 Park Avenue, Suite 3607                                             Investment  Management,  LLC,  375 Park
New York, New York 10152                                                Avenue,  Suite 3607, New York, New York
                                                                        10152   (4/01  -   12/01);   President,
                                                                        Northstar Distributors, Inc., 300 First
                                                                        Stamford  Place,  Stamford,  CT   06902
                                                                        (11/93 - 9/00).

Byong Y. Kuon                        Chief Financial Officer            Chief   Financial   Officer,   Emergent
375 Park Avenue, Suite 3607                                             Capital Investment Management, LLC, 375
New York, New York 10152                                                Park Avenue,  Suite 3607, New York, New
                                                                        York   10152   (8/01  -  12/01);   Vice
                                                                        President, New Valley Corporation (real
                                                                        estate  and   finance),   590   Madison
                                                                        Avenue,  35th Floor, New York, New York
                                                                        10022 (2/98 - 7/01).

Daniel J. Ginsparg                   Chief Investment Officer           Chief Investment Officer and President,
375 Park Avenue, Suite 3607                                             Parcon Advisory  Group,  LLC, 230 South
New York, New York 10152                                                Bemiston,  Suite 1400,  St.  Louis,  MO
                                                                        63105 (4/98 - 2/01).

Daniel J. Yun                        Chairman of Board of Managers      Founder and Managing  Member,  Emergent
375 Park Avenue, Suite 3607                                             Capital Investment Management, LLC, 375
New York, New York 10152                                                Park Avenue,  Suite 3607, New York, New
                                                                        York 10152 (8/98 - 12/01); Chairman and
                                                                        Director,    Emergent    Group,    Inc.
                                                                        (investment   management)   932   Grand
                                                                        Central  Avenue,   Glendale,  CA  91201
                                                                        (2000 - present).

Howard Waltman                       Member of Board of Managers        Chairman, Express Scripts, Inc., 13900,
375 Park Avenue, Suite 3607                                             Riverport Drive,  Maryland Heights,  MO
New York, New York 10152                                                63043; Director, Express Scripts, Inc.,
                                                                        13900   Riverport    Drive,    Maryland
                                                                        Heights,     MO     63043;    Director,
                                                                        Infocrossing  Inc.,  2 Christie  Height
                                                                        Street,   Leonia, NJ  07605;  Director,
                                                                        Emergent   Group,   Inc.    (investment
                                                                        management),  932 Grand Central Avenue,
                                                                        Glendale, CA 91201.

            Information relating to the business and other connections of Penn Capital Management Company, Inc. and each director, officer or partner thereof is hereby incorporated by reference to disclosure in
            Item 26 of the registration statement on Form N-1A of Turner Funds (File Nos. 33-00641 and 811-07527).

ITEM 27. Principal Underwriter

            (a) Charles Jordan & Co., LLC ("CJC") acts as distributor for Registrant.

            (b)   Directors, officers or members of CJC are as follows:

Name                                 Position with Distributor              Position with Registrant
----------------------------------------------------------------------------------------------------
Jeffrey D. Barr                      Chief Financial Officer                None
Lawrence F. Herrold                  Chief Compliance Officer               None
                                     President, Chief Executive Officer,
Charles N. Jordan, Jr.               Manager and Member                     None
KVMI, Ltd.                           Member                                 None

            (c)   Not applicable.

ITEM 28. Location of Accounts and Records

            The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Voyager Advisors, LLC, 375 Park Avenue, Suite 3607, New York, New York 10152 (records relating to its function as Adviser); Penn Capital Management Company, Inc., Liberty View Building, Suite 210, 457 Haddonfield Road, Cherry Hill, New Jersey 08002 (records relating to its functions as Sub-Adviser to the Belstar High Yield
            Fund); Charles Jordan & Co, LLC, 5 Hanover Square, Suite 1200, New York, New York 10004-26143 (records relating to its function as Distributor); BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as Administrator); and BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as Transfer Agent and Fund Accountant).

ITEM 29. Management Services

            Not Applicable.

ITEM 30. Undertakings

            Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and the State of New York, on the 8th day of March, 2002.

                                                         BELSTAR TRUST

                                                         By: /s/ Robert J. Adler
                                                             -------------------
                                                             Robert J. Adler
                                                             President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

     Signature                        Title                           Date
     ---------                        -----                           ----

/s/ Robert J. Adler         President, Trustee, Chairman,         March 8, 2002
-------------------         Treasurer and Secretary
Robert J. Adler

                                  EXHIBIT INDEX

Exhibits

(a)(1)            Form of Certificate of Trust of Registrant
(a)(2)            Form of Declaration of Trust of Registrant
(b)               Form of By-laws of Registrant
(d)(1) Form of Investment Advisory Agreement with Voyager Advisors, LLC Inc for the Belstar Small Cap Value Fund and Belstar High Yield Fund
(d)(2) Form of Sub-Investment Advisory Agreement with Penn Capital Management Company, Inc. for the Belstar High Yield Fund